Note 6 - Other Assets (Tables)	12 Months Ended
Dec. 31, 2018
Notes Tables
Schedule of Other Assets [Table Text Block]
	December 31, 2018	December 31, 2017

Advisor loans receivable	$46,661	$44,978
Equity method investments	3,968	2,812
Cost accounted investments	3,800	2,944
Financing fees, net of accumulated amortization of $2,567 (December 31, 2017 - $1,672)	4,230	2,953
Interest rate swap asset	926	751
Other	1,128	1,058

	$60,713	$55,496